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                                                                   EXHIBIT 23-B

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to incorporation by reference in the registration statement on Form S-3 (No. 333-36997) of our report dated March 18, 1998, appearing on page 16 of Tech Data Corporation's Annual Report on Form 10-K for the year ending January 31, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedule included under Item 14 of such Form 10-K.


PricewaterhouseCoopers LLP

Tampa, Florida
September 10, 1998